LEASE - Undiscounted cash flows of the Group's leases (Details) - HKD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Undiscounted cash flows of the leases to the present value of its operating lease payments
2023	$ 111,603
2024	55,478
2025	42,339
2026	12,073
2027 and thereafter	2,043
Total undiscounted operating lease payments	223,536
Less: imputed interest	(12,393)
Present value of operating lease liabilities	$ 211,143	$ 260,579